J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Markets Research Enhanced Equity Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust IV)

Supplement dated December 19, 2019

to the Summary Prospectuses dated November 27, 2018 and January 28, 2019, as applicable, and Prospectuses dated November 27, 2018, as supplemented

Effective immediately, the contractual expense limitation agreement has been extended until February 28, 2021, at which time it will be determined whether such agreement will be renewed or revised.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-EMREE-1219